Annual Stockholders Meeting May 18, 2006 Exhibit 99.1

Aleris
Safe Harbor
Aleris
Statements contained in this presentation that state the company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the
Securities Act of 1933 and the Securities Exchange Act of 1934. The words
“believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that the company’s actual results could differ materially from those projected in its forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecast, see its annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Aleris
Financial Goals
Double-digit EBITDA margins
ROCE levels in excess of WACC
Pursue accretive and strategic acquisitions
Generate strong cash flow
Deleverage
Consistent financial performance with cyclicality muted by ongoing productivity improvements

4 Aleris Safety Performance Step-Change Improvement Continues Step-Change Improvement Continues 6.4 5.6 1.9 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 2004 2005 1Q06

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

Aleris
2005 Financial Summary (1) (2)
($M –
except EPS)
Outstanding Year!
Outstanding Year!
Pro Forma 2005
Sales $2,245 $2,429
EBITDA $84.4 $170.4
EBITDA excluding special items $131.2 $230.8
Net Income ($22.7) $74.3
EPS ($0.80) $2.38
Adjusted EPS
(3)
$0.97 $3.94
2004
(3)
8.75% effective tax rate
(1)
See text on Slide 26 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger.
(2)
See text on Slide 27 for information concerning our calculations excluding special items.

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

Aleris
Merger Synergies/Productivity (1)
($M)
Exceeding Expectations
Exceeding Expectations
$25
$35
$39
$50
$0
$10
$20
$30
$40
$50
$60
Original Target     Revised Target:
May '05
4Q05 Current Target
(1)
Annualized figures.

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

Aleris
Acquisition Summary
($M)
Tomra ALSCO Ormet Alumitech Total
Base EBITDA
(1)
$5 $23 $30 $5 $63
Synergy Targets 2 14 0 3 19
Total $7 $37 $30 $8 $82
Purchase Price $19 $145 $100
(2)
$29 $293
Purchase Multiple 2.7X 3.9X 3.3X 3.7X 3.6X
Estimated Annual Impact
3.6X Net purchase multiple
Acquisitions highly accretive to EPS
Base EBITDA is not a GAAP measure and is not reconcilable to any GAAP measure.  It is management’s current estimate of the annual impact of these acquisitions to our EBITDA.
(1)
(2)
Includes preliminary working capital adjustment
Attractive Purchase Multiples
Attractive Purchase Multiples

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

Aleris
Net Debt to EBITDA Summary (1) (2)
3.0
2.3
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2004 2005 (3)
(3)
Pro-forma for 2005 Acquisitions (Tomra, ALSCO, Ormet and Alumitech)
(1)
See text on Slide 26 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger.
(2)
See text on Slide 27 for information concerning our calculations excluding special items.

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

14 Aleris Historical Stock Price (1) ARS Stock Price Symbol: ARS Exchange: NYSE 52 Wk Range: $17.76 - $52.50 Market Cap: $1.5B (1) As of May 17, 2006 $- $10 $20 $30 $40 $50 $60

Aleris
2005 Key Accomplishments
Achieved record earnings
Exceeded merger synergy and productivity expectations
Completed four acquisitions at very attractive multiples
S&P corporate credit rating upgraded
Surpassed $1B in market cap
Initiated massive cultural change
Great Progress; More to Do
Great Progress; More to Do

Aleris
Culture and Key Values
Sense of urgency/solve today’s problems today
Data driven; clearly defined measures
No bureaucracy
Relentless drive to be more productive in all we do
Unquestionable integrity
Global/International
Recognize great performance
Growth will not Change Aleris’s
Growth will not Change Aleris’s
Culture/Values
Culture/Values

Aleris
2006 Key Goals
Improve safety performance
Improve working capital efficiency
Achieve productivity and merger synergy targets
Successfully integrate 2005 acquisitions
Complete proposed Corus transaction and begin integration
Evaluate additional strategic acquisitions
Numerous Opportunities to Excel
Numerous Opportunities to Excel

Aleris
Proposed Corus Transaction Summary
Executed non-binding Letter of Intent to acquire Corus’s Aluminum
Rolled Products and Extrusions businesses
Revenues of approximately US $1.8 billion
Net cash purchase price of €700 million, excluding the assumption of debt and certain other liabilities
Committed financing from Citigroup and Deutsche Bank
Intended closing in 3rd quarter 2006

Aleris
Corus Strategic Rationale
Expands product breadth into high margin, value-added product lines
Significant research and development organization and intellectual property
Increases Aleris’s end-use diversity
Unique production capabilities
Increases scope and scale of Aleris
Well regarded management team
Strong relationships with blue chip OEMs
Initial synergy opportunities estimated at $25 million
Expected to be accretive to EPS and cash flow in first full year

Aleris
Estimated Sales Mix
Aleris
Aleris With Corus Aluminum and 2005
Acquisitions
Rolled
Products
Zinc
Aluminum
Recycling
North America
Rest of World
Europe
Rolled
Products
Zinc
Extrusions
Aluminum
Recycling
North America
Rest of World
Europe
Extend Global Reach, Expands Product Breadth
Extend Global Reach, Expands Product Breadth

Aleris
Sapulpa, OK
Bedford, IN
Wabash, IN
Chicago Hts, Il
Coldwater, MI
Saginaw, MI
Post Falls, ID
Goodyear, AZ
Rolled Products
Bedford, OH
Uhrichsville, OH
Ashville, OH
Richmond, VA
Lewisport, KY
Roxboro, NC
Terre Haute, IN
Beloit, WI
Raleigh, NC
Zinc
- Coldwater, MI
- Clarksville, TN
- Millington, TN
- Houston, TX (2)
- Spokane, WA
Aleris Following Proposed Corus Acquisition
Magnesium
Delfzijl, The Netherlands
Töging, Germany
Corus Sites
Toronto, Canada Toronto, Canada
Cap-de-la-Madeleine, Canada
Duffel, Belgium Duffel, Belgium
Koblenz Koblenz Germany Germany
Vogt, Germany Vogt, Germany
Bitterfield, Germany,
Bonn, Germany Bonn, Germany
Tianjin, China
Tianjin, China
, China
Aluminum Recycling
Cleveland, OH
Elyria, OH
Macedonia, OH
Rock Creek, OH
Uhrichsville, OH
Friendly, WV (2)
Morgantown, KY
Loudon, TN
Shelbyville, TN
Monterrey, Mexico
Pindamonhangaba, Brazil (2)
Swansea, UK
Delfzijl, The Netherlands
Grevenbroich, Germany
Töging, Germany
Deizisau, Germany

Aleris
1Q 2006 Financial Summary (1) (2)
($M)
(3)
36.8% effective tax rate
Exceeded Unusually Strong 1Q 2005
Exceeded Unusually Strong 1Q 2005
2005 2006
Sales $645.0 $847.5
EBITDA $56.5 $74.7
EBITDA excluding special items $68.5 $76.7
Net Income $29.1 $28.2
EPS $0.94 $0.89
Adjusted EPS
(3)
$1.29 $0.93
(1)
See text on Slide 26 for information regarding our calculations, which are pro forma for the Commonwealth/IMCO merger.
(2)
See text on Slide 27 for information concerning our calculations excluding special items.

Aleris
Adjusted Quarterly EPS (1) (2) Trend
$0.92
$0.65
$0.58 $0.58
$0.93
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Est.
Range
(2)
36.8% effective tax rate
Gaining Momentum
Gaining Momentum
(1)
See text on Slide 27 for information concerning our calculations excluding special items.
$1.20 - $1.25

Aleris
2006 Outlook
Sales
EBITDA
Continued favorable scrap spreads in Rolled Products
Moderate growth economic environment
Continue improvements in recycling operations
Initiated Six Sigma effort
Acquisitions add to bottom line
Complete Corus acquisition
Expect Another Solid Year
Expect Another Solid Year

Aleris
Exciting Future
Strong Board of Directors
Acquisitions diversifying product offering/geographic presence
Exploring China opportunities
Strong cash flow providing new-found financial strength
Expanding recycling at several US sites
New Stuttgart, Germany recycling startup in 1Q06
Continued to grow via acquisitions

Aleris
The “Pro Forma” results combine the operations of IMCO Recycling Inc. and Commonwealth
Industries, Inc. as of the beginning of each period presented, adjusted to exclude the results of
Commonwealth’s discontinued Alflex division and inter-company sales and to include the change to the average cost method of accounting for inventory for the rolled products segment (formerly
Commonwealth), the incremental depreciation expense related to the write-up of the acquired fixed assets of rolled products to their estimated fair value, as well as incremental interest expense associated with the financing of the merger.
In this presentation, we refer to various non-GAAP financial measures including (i) EBITDA, (ii)
EBITDA excluding special items and (iii) adjusted earnings per share.  The methods used to compute these measures are likely to differ from the methods used by other companies. These non-
GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or superior to, Aleris’s measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the tables reconciling the non-GAAP financial measures to comparable GAAP amounts in our Press Releases announcing full-year 2005 results and our first quarter 2006 results dated March 16, and May 9 respectively.
Financial Information Reconciliation

Aleris
“EBITDA,” as used in this presentation, and unless otherwise stated, is defined as net income before interest income and expense, taxes, depreciation and amortization and minority interests.
“EBITDA excluding special items,” as used in this presentation, is defined as EBITDA excluding restructuring and impairment charges, executive severance costs, mark-to-market FAS 133 metal hedge unrealized gains and losses, and the non-cash cost of sales impact of the write-up of inventory and other items through purchase accounting. “Adjusted earnings per share” excludes the per-share impact of these items.
Management uses EBITDA as a performance metric and believes this measure provides additional information commonly used by our stockholders, noteholders and lenders with respect to the performance of our fundamental business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs.  Management believes EBITDA excluding special items and adjusted earnings per share is useful to our stakeholders in understanding our operating results and the ongoing performance of our underlying businesses without the impact of these special items. Additionally, management uses EBITDA because the Company’s revolving credit agreement and indentures for its outstanding senior notes use EBITDA with additional adjustments to measure its compliance with covenants such as fixed charge coverage and debt incurrence.
Financial Information Reconciliation cont.